Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
Note 21. Subsequent Events
In preparing the consolidated financial statements as of December 31, 2021 and 2020, the Company has evaluated subsequent events through March 18, 2022, which is the date the consolidated financial statements were issued.
Canadian Football League Partnership
On December 10, 2021, the Company announced a landmark strategic partnership with the Canadian Football League (“CFL” or “the League”), the second largest football league globally with over 100 years of history. As part of the agreement, Genius Sports will have the exclusive rights to commercialize the CFL’s official data worldwide and video content with sportsbooks in international markets, replicating the global distribution and success of its official betting products for the EPL and NFL, among others. In connection with the partnership, in addition to the official data rights agreement, Genius Sports and the CFL have also agreed that Genius Sports will acquire a minority stake in CFL Ventures, the new commercial arm of the League, allowing the Company to benefit strategically and financially from the CFL’s growth. The transaction became effective in January 2022.
Second Spectrum Additional Share Consideration
On June 15, 2021, the Company acquired all outstanding equity interests in Second Spectrum for a total consideration of $198.3 million including $115.0 million in cash and $83.3 million in equity, reflecting a working capital adjustment of $1.1 million in the fourth quarter of fiscal year 2021.
On February 2, 2022, the Company issued 2,701,576 additional ordinary shares to the sellers that received equity consideration, pursuant to the terms and conditions of the business combination agreement.